Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

Supplement Dated

April 27, 2023

to the
VIDENT U.S. BOND STRATEGY ETFTM (VBND)
VIDENT U.S. EQUITY STRATEGY ETFTM (VUSE)
VIDENT INTERNATIONAL EQUITY STRATEGY ETFTM (VIDI)
Summary Prospectuses, Prospectus, and Statement of Additional Information (“SAI”),
each dated December 31, 2022, as previously supplemented

and

U.S. DIVERSIFIED REAL ESTATE ETF (PPTY)
Summary Prospectus, Prospectus, and SAI,
each dated June 30, 2022, as previously supplemented

(each a “Fund,” and collectively, the “Funds”)
each a series of ETF Series Solutions (the “Trust”)

Notice of Potential Ownership Change

Vident Advisory, LLC (“VA”) serves as the current adviser to the Vident U.S. Bond Strategy ETF™, Vident U.S. Equity Strategy ETF™, Vident International Equity Strategy ETF™, and U.S. Diversified Real Estate ETF pursuant to an investment advisory agreement among VA and the Trust, on behalf of each Fund (the “Current Advisory Agreement”). Vident Investment Advisory, LLC (“VIA”) serves as the current sub-adviser to the Funds pursuant to a sub-advisory agreement among VA, the Trust, on behalf of each Fund, and VIA (the “Current Sub-Advisory Agreement”).

Pursuant to a membership interest purchase agreement signed on March 24, 2023, Vident Capital Holdings, LLC, a subsidiary of MM VAM, LLC is expected to acquire VA (the “Transaction”). MM VAM, LLC is an entity controlled by Casey Crawford. As of the Closing Date, Mr. Crawford will effectively control VA. The Transaction is expected to be completed early in the third quarter of 2023. Upon the close of the Transaction, pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Current Advisory Agreement and the Current Sub-Advisory Agreement will automatically terminate.

In anticipation of the termination of the Current Advisory Agreement and Current Sub-Advisory Agreement, VA is seeking to enter into (i) a new investment advisory agreement with the Trust, on behalf of the Funds (the “New Advisory Agreement”). The New Advisory Agreement is subject to approval by the applicable Fund shareholders and the closing of the Transaction.

At a meeting of the Board, held on April 20, 2023 (the “Meeting”), the Adviser requested, and the Board, including a majority of the trustees who are not interested persons of the Trust (as defined by the 1940 Act) (the “Independent Trustees”), approved (i) a new investment advisory agreement among the Trust, on behalf of the Funds, and the Adviser; and an (ii) interim advisory agreement among the Trust, on behalf of the Funds, and the Adviser.

There will be no change to the Funds’ investment objective, principal investment strategy, and investment policies in connection with the Transaction. In addition, after the closing of the Transaction, the members of the portfolio management team that currently manage each Fund will continue to be members of the portfolio management team and will continue to be responsible for the day-to-day management of the respective Fund’s portfolio. Under the New Advisory Agreement, not only will VA continue to have overall responsibility for the general management and administration of the Funds, but it will also assume responsibilities that were previously assumed by VIA (e.g., day-to-day portfolio management services such as buying and selling of securities for each Fund).

Under the New Advisory Agreement, VA will receive the same compensation it receives with respect to each Fund under the Current Advisory Agreement. The Board approved the submission of the proposal to each Fund’s shareholders for approval with respect to their Fund(s). A special meeting of Fund shareholders will be held to consider and vote on the proposals. Proxy materials (the “Proxy Statement”) will be sent to Fund shareholders with more information about the shareholder meeting and each proposal.

Please read the Proxy Statement when it is available because it contains important information. You can obtain free copies of the Funds’ Proxy Statement (when available), Prospectus and Statement of Additional Information, as well as each Fund’s Annual Report, by calling 1-800-617-0004, by writing to the Vident ETFs, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or by visiting www. https://videntam.com/vident-etfs/. The Funds’ Proxy Statement will also be available at the Securities and Exchange Commission website at www.sec.gov.

Please retain this Supplement for future reference.